American Century Mutual Funds, Inc. Summary Prospectus Supplement Balanced Fund
Supplement dated June 29, 2026 ■ Summary Prospectus dated March 1, 2026

Effective on or about August 27, 2026 (the “Effective Date”), the fund’s investment advisor plans to implement certain changes to the fund’s principal investment strategy to broaden the asset class exposures within the equity and fixed-income allocations. The fund’s investment objective will remain the same. In connection with these changes, the advisor will be updating the disclosures regarding the fund’s portfolio management team effective July 15, 2026.

Effective August 27, 2026, the "Principal Investment Strategies" and "Principal Risks" sections on pages 2-3 of the summary prospectus are deleted in their entirety and replaced with the following:

Principal Investment Strategies
For the equity portion of the fund, the fund will primarily invest in large capitalization companies it believes show business improvement using a proprietary multi-factor model that analyzes fundamental measures of a stock’s value and growth potential.
To measure value, the portfolio managers may use ratios of stock price-to-earnings and stock price-to-cash flow. To measure growth, the managers may use the rate of growth of a company’s earnings and cash flow and changes in its earnings estimates. The model also considers price momentum.
Each security is evaluated on a sector-specific basis, and the fund seeks to hold securities with the strongest attributes in their respective sectors. Using this process, the portfolio managers attempt to build a portfolio of stocks that provides better returns, without taking on significant additional risk.
In addition to the large cap equity securities described above, a portion of the fund’s equity allocation may be invested in small cap securities, or in securities of companies located outside the U.S., including developed countries and emerging markets.
The equity investments generally range from 55-65% of the fund’s assets.
For the fixed-income portion of the fund, the portfolio managers invest in a diversified portfolio of debt securities. These securities, which may be payable in U.S. or foreign currencies, may include corporate bonds and notes, government securities, bank loans, securities backed by mortgages or other assets and collateralized debt obligations (including collateralized loan obligations). Shorter-term debt securities round out the portfolio.
The fixed-income portion of the fund is primarily invested in investment-grade debt securities. An investment-grade security is one that has been rated by a nationally recognized statistical rating organization in its top four credit quality categories or determined by the advisor to be of comparable credit quality. Up to 35% of the fixed-income portion of the fund may also be invested in high-yield securities. A high-yield security, or junk bond, is one that has been rated below the four highest categories used by a nationally recognized statistical rating organization, or determined by the investment advisor to be of similar quality.
The fund may also invest in debt securities issued by companies that are located in emerging market countries—emerging market securities.
The fund may obtain exposure to its desired asset classes through direct investments and/or investments in exchange-traded funds (“ETFs”), including ETFs advised by the advisor.
The fund also may invest in derivative instruments such as options, futures contracts, options on futures contracts, and swap agreements (including, but not limited to, credit default swap agreements), or in mortgage- or asset-backed securities, provided that such investments are in keeping with the fund's investment objective. The fund may use foreign currency exchange contracts to shift investment exposure from one currency into another for hedging purposes or to enhance returns.

Principal Risks
•Style Risk — If at any time the market is not favoring the investment styles used to manage the fund’s equity portions, that portion’s gains may not be as big as, or its losses may be bigger than, those of other equity funds using different investment styles.
•Investment Process Risk — Stocks selected by the portfolio managers using quantitative models may perform differently than expected due to the portfolio managers’ judgments regarding the factors used in the models, the weight placed on each factor, changes from the factors’ historical trends, and technical issues with the construction and implementation of the models (including, for example, data problems and/or software or other implementation issues). There is no guarantee that the use of the quantitative models will result in effective investment decisions for the fund. Additionally, the commonality of portfolio holdings across quantitative investment managers may amplify losses.
•Market Risk — The value of the fund’s shares will go up and down based on the performance of the companies whose securities it owns and other factors generally affecting the securities market. Market risks, including political, regulatory, economic and social developments, can affect the value of the fund’s investments. Natural disasters, public health emergencies, war, terrorism and other unforeseeable events may lead to increased market volatility and may have adverse long-term effects on world economies and markets generally.
•Interest Rate Risk — Investments in debt securities are sensitive to interest rate changes. Generally, the value of debt securities and the funds that hold them decline as interest rates rise. The fund’s fixed-income investments are designed to reduce this risk. Interest rate risk, however, is generally higher for the fixed-income portion of the Balanced Fund than for funds that have shorter-weighted maturities, such as money market funds and short-term bond funds. A period of rising interest rates may negatively affect the fund’s performance.
•Credit Risk — Debt securities, even investment-grade debt securities, are subject to credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. As a result, the fund’s share price could also decrease. Changes in the credit rating of a debt security held by the fund could have a similar effect.
•Allocation Risk — The fund’s ability to achieve its investment objective depends in part on the portfolio managers’ skill in determining the fund’s asset class allocations and in selecting and weighting investments within each class. The portfolio managers’ evaluations and assumptions regarding asset classes and investments may differ from actual market conditions.
•High-Yield Risk – Issuers of high-yield securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. These factors may be more likely to cause an issuer of low quality bonds to default on its obligations. High-yield securities are speculative.
•ETF Risk — ETF shares are based on market price rather than net asset value (NAV), as a result, shares may trade at a price greater than NAV (a premium) or less than NAV (a discount). The fund may also incur brokerage commissions, as well as the cost of the bid/ask spread, when purchasing or selling ETF shares.
•Prepayment and Extension Risk — The fund may invest in debt securities backed by mortgages or other assets. If these underlying assets are prepaid, the fund may benefit less from declining interest rates than funds of similar maturity that invest less heavily in mortgage- and asset-backed securities. Conversely, an issuer may exercise its right to pay principal on an obligation held by the fund later than expected (extend the obligation) especially in periods of rising interest rates. These events may lengthen the maturity and potentially reduce the value of these securities.
•Foreign Securities Risk — Foreign securities have certain unique risks, such as currency risk, social, political and economic risk, and foreign market and trading risk. Securities of foreign issuers may be less liquid, more volatile and harder to value than U.S. securities. Investing in emerging market countries generally is also riskier than investing in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change, and significant volatility in their financial markets. These countries also may lack the legal, business and social framework to support securities markets.
•Bank Loan Risk — The market for bank loans may not be highly liquid and the fund may have difficulty selling them. Bank loans may not be considered securities, thus the fund may not be afforded anti-fraud protections available under the federal securities laws. In connection with purchasing loan participations, the fund generally will have no right to enforce compliance by borrowers with loan terms nor any set off rights, and the fund may not benefit directly from any posted collateral. As a result, the fund may be subject to the credit risk of both the borrower and the lender selling the participation. Bank loan transactions may take more than seven days to settle, meaning that proceeds would be unavailable to make additional investments or meet redemptions.

•Collateralized Obligations Risk — Collateralized obligations, such as collateralized loan obligations (CLOs), are subject to credit, interest rate, valuation, and prepayment and extension risks. These securities also are subject to risk of default on the underlying asset, particularly during periods of economic downturn. The market value of collateralized obligations may be affected by, among other things, changes in the market value of the underlying assets held by the collateralized obligation, changes in the distributions on the underlying assets, defaults and recoveries on the underlying assets, capital gains and losses on the underlying assets, prepayments on underlying assets and the availability, and prices and interest rates of underlying assets. Lower rated tranches of such debt are subject to a higher risk of total loss and deferral or nonpayment of interest than the more senior tranches to which they are subordinated. Some of the collateralized obligations in which the fund invests may be covenant-lite loans. Covenant-lite loans contain fewer or less restrictive constraints on the borrower. The fund may have fewer rights against a borrower and an accompanying greater risk of loss when it invests in covenant-lite loans.
•Counterparty Risk – If the fund enters into financial contracts, the fund will be subject to the credit risk presented by the counterparties.
•Currency Risk – Because the fund may invest in securities denominated in foreign currencies, the fund could experience gains or losses based solely on changes in the exchange rate between foreign currencies and the U.S. dollar.
•Derivative Risk — The use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional instruments. Derivatives are subject to a number of risks, including liquidity, interest rate, market, credit and correlation risk. Derivatives used for hedging or risk management may not operate as intended, may expose the fund to other risks, and may be insufficient to protect the fund from the risks they were intended to hedge.
•Liquidity Risk — The fund may also be subject to liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s share price. Changing regulatory and market conditions, including increases in interest rates and credit spreads may adversely affect the liquidity of the fund’s investments.
•Small-Cap Stock Risks — Stocks of smaller companies can be more volatile than larger-company stocks. Smaller companies may have limited financial resources, product lines and markets, and their securities may trade less frequently and in more limited volumes than the securities of larger companies, which could lead to higher transaction costs.
•Price Volatility Risk — The value of the fund’s shares may fluctuate significantly in the short term.
•Principal Loss Risk — At any given time your shares may be worth less than the price you paid for them. In other words, it is possible to lose money by investing in the fund.
An investment in the fund is not a bank deposit, and it is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

Effective July 15, 2026, the Portfolio Managers section on page 5 of the summary is deleted in its entirety and replaced with the following:

Portfolio Managers
Richard Weiss, Chief Investment Officer – Multi-Asset Strategies, Senior Vice President and Senior Portfolio Manager, has been a member of the team that manages the fund since 2010.
Radu Gabudean, Vice President, Senior Portfolio Manager and Head of Research, Multi-Asset Strategies, has been a member of the team that manages the fund since 2013.
Vidya Rajappa, CFA, Vice President, Senior Portfolio Manager and Head of Portfolio Management, Multi-Asset Strategies, has been a member of the team that manages the fund since 2018.
Scott Wilson, CFA, Vice President and Portfolio Manager, has been a member of the team that manages the fund since 2006.

©2026 American Century Proprietary Holdings, Inc. All rights reserved.
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